UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 25, 2012

Date of Report (Date of earliest event reported)

Medicis Pharmaceutical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7720 North Dobson Road

Scottsdale, Arizona 85256

(Address of principal executive offices) (Zip Code)

(602) 808-8800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2012, Medicis Pharmaceutical Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2012. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

U.S. Patent and Trademark Office Issues a New Patent and an Issue Notification Covering ZYCLARA® (Imiquimod) Cream, 3.75%

On August 7, 2012, the U.S. Patent and Trademark Office (the “USPTO”) issued to the Company U.S. Patent No. 8,236,816 (U.S. Application No. 13/181,499), entitled “2 x 2 x 2 Week Dosing Regimen for Treating Actinic Keratosis with Pharmaceutical Compositions Formulated with 3.75% Imiquimod” (the “’816 Patent”). The ’816 Patent, which expires in 2029, covers a method of daily administration of ZYCLARA (Imiquimod) Cream, 3.75%, which comprises treating the full face or balding scalp of a patient with actinic keratosis with ZYCLARA for two weeks, followed by a two-week non-treatment period, followed by a second two-week treatment period.

On July 25, 2012, the USPTO issued an Issue Notification for U.S. Patent No. 8,242,155 (U.S. Application No. 13/182,433), entitled “Method of Treating Actinic Keratosis with 3.75% Imiquimod Cream” (the “’155 Patent”). The ’155 Patent is scheduled to issue on August 14, 2012 and will expire in 2029. The ’155 Patent will cover a novel method of daily administration of ZYCLARA Cream, 3.75%, which comprises treating the full face or balding scalp of a patient with actinic keratosis with ZYCLARA for two weeks, followed by a two-week non-treatment period, followed by a second two-week treatment period.

Forward Looking Statements:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements included that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements, including those related to the timing with respect to the issuance of the ’155 Patent, are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. No assurances can be given, however, that these activities, events or developments will occur or that such results will be achieved. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Several of these risks are outlined in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and the Annual Report on Form 10-K for the year ended December 31, 2011, and other documents we file with the Securities and Exchange Commission. Forward-looking statements represent the judgment of Company management as of the date of this Current Report on Form 8-K, and the Company disclaims any intent or obligation to update any forward-looking statements contained herein, which speak as of the date hereof. Among other things, there can be no assurance that the issuance of the Issue Notification by the USPTO relating to the ’155 Patent will result in the final issuance of such patent, as well as no assurance as to the timing of the final issuance of such patent.

Item 9.01 Exhibits.

(d)	Exhibits

99.1	Press Release dated August 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION

Date: August 8, 2012	By:	/s/ Richard D. Peterson
Richard D. Peterson
Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 8, 2012.